UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: December 31, 2008
(Date of earliest event reported)
U.S. BANCORP
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) In order primarily to comply with the requirements of Section 409A (“Section 409A”) of the Internal Revenue Code, U.S. Bancorp (the “Company”) has made certain amendments to various compensatory plans and agreements and adopted new forms of stock incentive award agreements. Effective as of January 1, 2009, the Company:
•	amended several Company sponsored non-qualified deferred compensation plans; and

•	amended the Company’s 2007 Stock Incentive Plan (the “2007 Incentive Plan”).
Effective as of December 31, 2008, the Company:
•	entered into amendments to restricted stock unit award agreements issued to certain non-employee directors of the Company pursuant to the Company’s 2001 Stock Incentive Plan;

•	entered into amendments to executive severance agreements with certain executive officers of the Company;

•	entered into an amendment to the Employment Agreement dated May 7, 2001, with Pamela A. Joseph;

•	adopted new forms of non-qualified stock option agreements, restricted stock award agreements and restricted stock unit award agreements to be issued to executive officers of the Company pursuant to the 2007 Incentive Plan; and

•	adopted a new form of restricted stock award agreement to be issued to non-employee directors of the Company pursuant to the 2007 Incentive Plan.
A brief summary of these amendments and the changes contained in the new forms of agreements listed above is set forth below. Copies of each of the amendments and the new forms of the agreements are attached as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference. The descriptions in this report of the amendments and new forms of agreements are qualified in their entirety by reference to such exhibits.
Amendments to Non-Qualified Deferred Compensation Plans
In October 2004, the American Jobs Creation Act of 2004 amended the Internal Revenue Code to add Section 409A, which imposes significant restrictions on non-qualified deferred compensation. Section 409A generally applies to non-qualified plans that provide for payment of compensation in a taxable year later than the taxable year in which the participant becomes vested in such compensation. Among other things, Section 409A imposed new requirements with respect to the timing of distributions, deferral elections and payment elections.
In order to achieve compliance with Section 409A, the Company has amended the Company’s Non-Qualified Executive Retirement Plan, the Company’s 2005 Executive Employees Deferred Compensation Plan and the Company’s 2005 Outside Directors Deferred Compensation Plan (collectively, the “Deferred Compensation Plans”). These amendments were generally technical in nature, and the amount of benefits a participant will be entitled to receive under any of the Deferred Compensation Plans will be actuarially equivalent to the amount of such benefits prior to the amendments.
The Deferred Compensation Plans were also amended to update administrative procedures and conform such procedures among the different Deferred Compensation Plans. In addition, the Company’s Non-Qualified Retirement Plan was amended to provide benefits to domestic partners in order to comply with state and local law requirements, and to allow for the division of a participant’s benefits under a domestic relations order in certain circumstances.

Amendment to 2007 Incentive Plan
In accordance with the final regulations issued under Section 409A, a technical amendment to the 2007 Incentive Plan was made so that the defined term “Specified Employees” incorporates the definition of such term contained in the Company’s Specified Employee Policy.
Amendment to Stock Unit Award Agreements for Non-Employee Directors
The Company has entered into amendments to the restricted stock unit award agreements issued to non-employee directors under the Company’s 2001 Stock Incentive Plan. The amendments modified the definition of “Change in Control” and made other technical changes to comply with Section 409A requirements.
Amendments to Executive Severance Agreements
The Company entered into amendments to the executive severance agreements with certain of the Company’s executive officers, including Richard K. Davis, Andrew Cecere, William L. Chenevich, Pamela A. Joseph and Lee R. Mitau. The amendments changed the definition of “Good Reason” to conform to Section 409A. In addition, the amendments clarified certain provisions of the agreements and made other technical changes to achieve compliance with Section 409A.
Amendment to Employment Agreement
The Company entered into an amendment to the Employment Agreement dated May 7, 2001, with Pamela A. Joseph. In order to achieve compliance with Section 409A, the amendment changed the definitions of “Change in Control” and “Good Reason” and provided for a six-month delay in the date on which termination payments will be made. The amendment also made other technical changes to the Employment Agreement in order to comply with Section 409A and clarify certain provisions of the agreement.
New Forms of Stock Incentive Award Agreements for Executive Officers
The Company adopted a new form of non-qualified stock option agreement to be used for the issuance after December 31, 2008, of non-qualified stock options to executive officers under the 2007 Incentive Plan. The new form of agreement clarifies the definition of “Retirement” and the provisions of the agreement relating to the ability to exercise options following death, disability or retirement of the optionee.
The Company also adopted a new form of restricted stock award agreement to be used for the issuance after December 31, 2008, of restricted stock awards to executive officers under the 2007 Incentive Plan. The new form of agreement provides that the option will become fully vested upon the disability of the awardee, and does not permit continued vesting after the awardee’s retirement.
In addition, the Company adopted a new form of restricted stock unit agreement for executive officers that incorporates certain technical rules related to the definition of “Separation from Service” in accordance with Section 409A. The new form of agreement will be used for restricted stock unit awards made after December 31, 2008.
New Form of Restricted Stock Award Agreement for Non-Employee Directors
The Company adopted a new form of restricted stock unit agreement for restricted stock unit awards made after December 31, 2008, to non-employee directors under the 2007 Incentive Plan. The new form of agreement modifies the definition of “Change in Control” and clarifies certain other provisions of the agreement to comply with Section 409A.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	(a)	U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002)

	10.1	(b)	First, Second and Third Amendments of U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003)

	10.1	(c)	Fourth Amendment of U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 23, 2004)

	10.1	(d)	Appendix B-10 to U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005)

	10.1	(e)	Fifth Amendment of U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005)

	10.1	(f)	Sixth Amendment of U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 20, 2005)

	10.1	(g)	Seventh Amendment of U.S. Bancorp Non-Qualified Retirement Plan*

	10.1	(h)	Eighth Amendment of U.S. Bancorp Non-Qualified Retirement Plan*

	10.1	(i)	Ninth Amendment of U.S. Bancorp Non-Qualified Retirement Plan*

	10.1	(j)	Tenth Amendment of U.S. Bancorp Non-Qualified Retirement Plan*

	10.2	(a)	U.S. Bancorp 2005 Executive Employees Deferred Compensation Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 21, 2005)

	10.2	(b)	First Amendment of U.S. Bancorp 2005 Executive Employees Deferred Compensation Plan effective as of January 31, 2009*

	10.3	(a)	U.S. Bancorp 2005 Outside Directors Deferred Compensation Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 21, 2005)

	10.3	(b)	First Amendment of U.S. Bancorp 2005 Outside Directors Deferred Compensation Plan effective as of January 31, 2009*

	10.4	(a)	U.S. Bancorp 2007 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 18, 2007)

	10.4	(b)	First Amendment of U.S. Bancorp 2007 Stock Incentive Plan effective as of January 31, 2008*

10.5	(a)	Form of Director Restricted Stock Unit Award Agreement under U.S. Bancorp Stock 2001 Incentive Plan (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004)

10.5	(b)	Form of Amendment to Director Restricted Stock Unit Award Agreements under U.S. Bancorp Stock 2001 Incentive Plan dated as of December 31, 2008*

10.6	(a)	Form of Executive Severance Agreement, effective November 16, 2001, between the Company and certain executive officers of the Company (incorporated by reference to Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001)

10.6	(b)	Form of Amendment to Executive Severance Agreements for IRC Section 409A Compliance dated as of December 31, 2008*

10.7	(a)	Employment Agreement dated May 7, 2001 with Pamela A. Joseph (incorporated by reference to Exhibit 10.37 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007)

10.7	(b)	Amendment to Employment Agreement with Pamela A. Joseph dated as of December 31, 2008*

10.8	(a)	Form of Non-Qualified Stock Option Agreement for Executive Officers under U.S. Bancorp 2007 Stock Incentive Plan to be used after December 31, 2008*

10.9	(a)	Form of Restricted Stock Award Agreement for Executive Officers under U.S. Bancorp 2007 Stock Incentive Plan to be used after December 31, 2008*

10.10	(a)	Form of Restricted Stock Unit Award Agreement for Executive Officers under U.S. Bancorp 2007 Stock Incentive Plan to be used after December 31, 2008*

10.11	(a)	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under U.S. Bancorp 2007 Stock Incentive Plan to be used after December 31, 2008*

*	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

Date: January 6, 2009

EXHIBIT INDEX

Exhibit
Number	Description

10.1(a)	U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002)

10.1(b)	First, Second and Third Amendments of U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003)

10.1(c)	Fourth Amendment of U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 23, 2004)

10.1(d)	Appendix B-10 to U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005)

10.1(e)	Fifth Amendment of U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005)

10.1(f)	Sixth Amendment of U.S. Bancorp Non-Qualified Retirement Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 20, 2005)

10.1(g)	Seventh Amendment of U.S. Bancorp Non-Qualified Retirement Plan*

10.1(h)	Eighth Amendment of U.S. Bancorp Non-Qualified Retirement Plan*

10.1(i)	Ninth Amendment of U.S. Bancorp Non-Qualified Retirement Plan*

10.1(j)	Tenth Amendment of U.S. Bancorp Non-Qualified Retirement Plan*

10.2(a)	U.S. Bancorp 2005 Executive Employees Deferred Compensation Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 21, 2005)

10.2(b)	First Amendment of U.S. Bancorp 2005 Executive Employees Deferred Compensation Plan effective as of January 31, 2009*

10.3(a)	U.S. Bancorp 2005 Outside Directors Deferred Compensation Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 21, 2005)

10.3(b)	First Amendment of U.S. Bancorp 2005 Outside Directors Deferred Compensation Plan effective as of January 31, 2009*

10.4(a)	U.S. Bancorp 2007 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 18, 2007)

10.4(b)	First Amendment of U.S. Bancorp 2007 Stock Incentive Plan effective as of January 31, 2008*

Exhibit
Number	Description

10.5(a)	Form of Director Restricted Stock Unit Award Agreement under U.S. Bancorp Stock 2001 Incentive Plan (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004)

10.5(b)	Form of Amendment to Director Restricted Stock Unit Award Agreements under U.S. Bancorp Stock 2001 Incentive Plan dated as of December 31, 2008*

10.6(a)	Form of Executive Severance Agreement, effective November 16, 2001, between the Company and certain executive officers of the Company (incorporated by reference to Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001)

10.6(b)	Form of Amendment to Executive Severance Agreements for IRC Section 409A Compliance dated as of December 31, 2008*

10.7(a)	Employment Agreement dated May 7, 2001 with Pamela A. Joseph (incorporated by reference to Exhibit 10.37 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007)

10.7(b)	Amendment to Employment Agreement with Pamela A. Joseph dated as of December 31, 2008*

10.8(a)	Form of Non-Qualified Stock Option Agreement for Executive Officers under U.S. Bancorp 2007 Stock Incentive Plan to be used after December 31, 2008*

10.9(a)	Form of Restricted Stock Award Agreement for Executive Officers under U.S. Bancorp 2007 Stock Incentive Plan to be used after December 31, 2008*

10.10(a)	Form of Restricted Stock Unit Award Agreement for Executive Officers under U.S. Bancorp 2007 Stock Incentive Plan to be used after December 31, 2008*

10.11(a)	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under U.S. Bancorp 2007 Stock Incentive Plan to be used after December 31, 2008*

*	Filed herewith